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Exhibit 32.1

Certification by the Chief Executive Officer Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. Section 1350, I, the undersigned Chief Executive Officer of Genzyme Corporation (the "Company"), hereby certify that the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HENRI A. TERMEER Henri A. Termeer Chief Executive Officer March 9, 2006

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  Exhibit 32.1